Global Payments Reports Year-End Earnings

Establishes Fiscal 2014 Growth Expectations

Board Authorizes New $250 Million Share Repurchase Program

Announces Expanded Partnership with CaixaBank in Brazil

ATLANTA, July 25, 2013 -- Global Payments Inc. (NYSE: GPN) today announced results for its fiscal fourth quarter and year ended May 31, 2013. The company delivered revenues of $2.4 billion or 8% growth and cash earnings per share of $3.65 or 3% growth over prior year.

Chairman and CEO Paul R. Garcia said, “We are focused on delivering a strong fiscal 2014 with cash earnings per share growth of 8% to 10%. Importantly, this includes a significant step up in annual security costs. Excluding these costs, annual cash earnings per share growth for fiscal 2014 would be 12% to 14%.
“I am also delighted to announce that our Spanish partner, CaixaBank, will be taking a 50% share in Global Payments Brazil. This expands our strategic partnership with CaixaBank and will provide us the opportunity to grow more rapidly in this important region with potential further expansion into other Latin American markets over time,” continued Garcia.

Full-Year 2013 Summary

•	Revenues grew 8% to $2,375.9 million, compared to $2,203.8 million in fiscal 2012.

•	Cash diluted earnings per share[1] grew 3% to $3.65, compared to $3.53 in the prior fiscal year.

•	GAAP full-year diluted earnings per share of $2.76, compared to $2.37 diluted earnings per share in the prior year.

1 See Schedule 2 for Cash Earnings and Schedule 6 and 7 for Reconciliations of Cash Earnings to GAAP.

Fourth Quarter 2013 Summary

•	Revenues grew 4% to $618.4 million, compared to $597.0 million in the fourth quarter of fiscal 2012.

•	Cash diluted earnings per share grew 1% to $0.98, compared to $0.97 in the fourth quarter of fiscal 2012.

•	GAAP diluted earnings per share were $0.53, compared to $0.06 in the fourth quarter of 2012.

2014 Outlook
For the full-year of fiscal 2014, the company expects annual revenue of $2.51 billion to $2.56 billion, or 6% to 8% growth over fiscal 2013 and diluted earnings per share on a cash basis of $3.93 to $4.00, reflecting growth of 8% to 10% over fiscal 2013. Annual fiscal 2014 GAAP diluted earnings per share is expected to be $3.35 to $3.42.

New $250 Million Share Repurchase Authorization
David E. Mangum, Senior Executive Vice President and CFO, stated, “I am pleased that the Board of Directors approved a new $250 million share repurchase authorization of Global Payments' stock. We intend to complete our previous $300 million share authorization in the first quarter of fiscal 2014, and the benefit from the original authorization is factored into our outlook for fiscal 2014.”

Under the company's new program, Global Payments may repurchase shares in the open market or as otherwise may be determined by the company, subject to market conditions, business opportunities and other factors. The company has no obligation to repurchase shares under this program. This authorization has no expiration date and may be suspended or terminated at any time. Repurchased shares will be retired but will be available for future issuance. The company's expectations exclude the impact of any potential share repurchases under the new $250 million authorization.

Conference Call
Global Payments will hold a conference call today, July 25, 2013 at 5:00 p.m. EDT to discuss financial results and business highlights. Callers may access the conference call via the investor relations page of the company's website at www.globalpaymentsinc.com by clicking the “Webcast” button; or callers in North America may dial 1-888-895-3550 and callers outside North America may dial 1-706-758-8809. The pass code is “GPN.” A replay of the call may be accessed through the Global Payments' website through August 8, 2013.

About Global Payments
Global Payments Inc. (NYSE: GPN) is a leading provider of electronic transaction processing services for merchants, Independent Sales Organizations (ISOs), financial institutions, government agencies and multi-national corporations located throughout the United States, Canada, Brazil, Europe and the Asia-Pacific region.  Global Payments, a Fortune 1000 company, offers a comprehensive line of processing solutions for credit and debit cards, business-to-business purchasing cards, gift cards, electronic check conversion and check guarantee, verification and recovery including electronic check services, as well as terminal management.  Visit www.globalpaymentsinc.com for more information about the company and its services.

This announcement and comments made by Global Payments' management during the conference call may contain certain forward-looking statements within the meaning of the “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including revenue and earnings estimates and management's expectations regarding future events and developments, are forward-looking statements and are subject to significant risks and uncertainties. Important factors that may cause actual events or results to differ materially from those anticipated by such forward-looking statements include the following: the effect on our results of operations of continued security enhancements to our processing system; foreign currency risks which become increasingly relevant as we expand internationally; the effect of current domestic and worldwide economic conditions, including sovereign insolvency situations and a decline in the value of the U.S. dollar, and future performance and integration of acquisitions, and other risks detailed in our SEC filings, including the most recently filed Form 10-K. We undertake no obligation to revise any of these statements to reflect future circumstances or the occurrence of unanticipated events.

Investor contact: investor.relations@globalpay.com	Media contact: media.relations@globalpay.com
Jane Elliott	Amy Corn
770-829-8234	770-829-8755

SCHEDULE 1
GAAP CONSOLIDATED STATEMENTS OF INCOME
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands, except per share data)

	Three Months Ended May 31,			Year Ended May 31,
	2013	2012	% Change	2013	2012	% Change

Revenues	$618,352	$597,032	4%	$2,375,923	$2,203,847	8%

Operating expenses:
Cost of service	229,951	213,071	8%	862,075	784,756	10%
Sales, general and administrative	290,568	289,712	—%	1,119,860	1,027,304	9%
Processing system intrusion	28,464	84,438	(66)%	36,775	84,438	(56)%
	548,983	587,221	(7)%	2,018,710	1,896,498	6%

Operating income	69,369	9,811	607%	357,213	307,349	16%

Other income (expense):
Interest and other income	3,647	2,818	29%	10,353	9,946	4%
Interest and other expense	(8,065)	(4,185)	93%	(33,282)	(16,848)	98%
	(4,418)	(1,367)	223%	(22,929)	(6,902)	232%

Income before income taxes	64,951	8,444	669%	334,284	300,447	11%
(Provision) benefit for income taxes	(18,585)	3,202	(680)%	(95,571)	(82,881)	15%
Net income	46,366	11,646	298%	238,713	217,566	10%
Less: Net income attributable to noncontrolling interests, net of tax	(5,561)	(6,560)	(15)%	(22,588)	(29,405)	(23)%
Net income attributable to Global Payments	$40,805	$5,086	702%	$216,125	$188,161	15%

Earnings per share attributable to Global Payments:
Basic	$0.54	$0.06	800%	$2.78	$2.39	16%
Diluted	$0.53	$0.06	783%	$2.76	$2.37	16%

Weighted average shares outstanding:
Basic	76,034	78,539		77,767	78,829
Diluted	76,651	79,192		78,227	79,431

SCHEDULE 2
CASH EARNINGS ATTRIBUTABLE TO GLOBAL PAYMENTS
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands, except per share data)

	Three Months Ended May 31,			Year Ended May 31,
	2013	2012	% Change	2013	2012	% Change

Revenues	$618,352	$597,032	4%	$2,375,923	$2,203,847	8%

Operating expenses:
Cost of service	214,080	200,051	7%	803,952	734,060	10%
Sales, general and administrative	285,017	274,390	4%	1,113,509	1,011,982	10%
	499,097	474,441	5%	1,917,461	1,746,042	10%

Operating income	119,255	122,591	(3)%	458,462	457,805	—%

Other income (expense):
Interest and other income	3,647	2,818	29%	10,353	9,946	4%
Interest and other expense	(8,065)	(4,185)	93%	(24,899)	(16,848)	48%
	(4,418)	(1,367)	223%	(14,546)	(6,902)	111%

Income before income taxes	114,837	121,224	(5)%	443,916	450,903	(2)%
Provision for income taxes	(32,693)	(36,318)	(10)%	(126,294)	(133,455)	(5)%
Net income	82,144	84,906	(3)%	317,622	317,448	—%
Less: Net income attributable to noncontrolling interests, net of tax	(7,042)	(8,437)	(17)%	(32,206)	(37,193)	(13)%
Net income attributable to Global Payments	$75,102	$76,469	(2)%	$285,416	$280,255	2%

Basic earnings per share	$0.99	$0.97	2%	$3.67	$3.56	3%

Diluted earnings per share	$0.98	$0.97	1%	$3.65	$3.53	3%

Weighted average shares outstanding:
Basic	76,034	78,539		77,767	78,829
Diluted	76,651	79,192		78,227	79,431

See Schedules 6 and 7 for a reconciliation of cash earnings to GAAP.

SCHEDULE 3
SEGMENT INFORMATION
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands)

	Three Months Ended May 31,
	2013		2012		% Change
	GAAP	Cash Earnings	GAAP	Cash Earnings	GAAP	Cash Earnings

Revenues:
United States	$372,425	$372,425	$351,872	$351,872	6%	6%
Canada	77,115	77,115	79,015	79,015	(2)%	(2)%
North America merchant services	449,540	449,540	430,887	430,887	4%	4%

Europe	132,217	132,217	128,521	128,521	3%	3%
Asia-Pacific	36,595	36,595	37,624	37,624	(3)%	(3)%
International merchant services	168,812	168,812	166,145	166,145	2%	2%

Total revenues	$618,352	$618,352	$597,032	$597,032	4%	4%

Operating income (loss) for segments:
North America merchant services	$69,101	$80,229	$76,412	$81,194	(10)%	(1)%
International merchant services	48,295	57,460	48,074	61,664	—%	(7)%
Corporate[1]	(48,027)	(18,434)	(114,675)	(20,267)	58%	9%
Operating income	$69,369	$119,255	$9,811	$122,591	607%	(3)%

	Year Ended May 31,
	2013		2012		% Change
	GAAP	Cash Earnings	GAAP	Cash Earnings	GAAP	Cash Earnings

Revenues:
United States	$1,394,675	$1,394,675	$1,234,818	$1,234,818	13%	13%
Canada	311,000	311,000	332,434	332,434	(6)%	(6)%
North America merchant services	1,705,675	1,705,675	1,567,252	1,567,252	9%	9%

Europe	522,593	522,593	489,300	489,300	7%	7%
Asia-Pacific	147,655	147,655	147,295	147,295	—%	—%
International merchant services	670,248	670,248	636,595	636,595	5%	5%

Total revenues	$2,375,923	$2,375,923	$2,203,847	$2,203,847	8%	8%

Operating income (loss) for segments:
North America merchant services	$258,910	$288,162	$281,305	$295,003	(8)%	(2)%
International merchant services	211,242	245,279	196,137	238,487	8%	3%
Corporate[1]	(112,939)	(74,979)	(170,093)	(75,685)	34%	1%
Operating income	$357,213	$458,462	307,349	$457,805	16%	—%

1 GAAP results include data intrusion charges of $28.5 million and $36.8 million for the three and twelve months ended  May 31, 2013 respectively and $84.4 million for the three and twelve months ended May 31, 2012.

See Schedule 8 for reconciliation of cash earnings segment information to GAAP.

SCHEDULE 4
CONSOLIDATED BALANCE SHEETS
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands except share data)

	May 31, 2013	May 31, 2012

ASSETS
Current assets:
Cash and cash equivalents	$680,470	$781,275
Accounts receivable, net of allowances for doubtful accounts of $509 and $532, respectively	189,435	182,962
Claims receivable, net of allowances for losses of $3,144 and $3,435, respectively	1,156	1,029
Settlement processing assets	259,204	217,994
Inventory	11,057	9,864
Deferred income taxes	6,485	21,969
Prepaid expenses and other current assets	66,685	33,646
Total current assets	1,214,492	1,248,739
Goodwill	1,044,222	724,687
Other intangible assets, net of accumulated amortization of $290,660 and $235,296, respectively	400,848	290,188
Property and equipment, net of accumulated depreciation of $156,948 and $161,911, respectively	348,064	305,848
Deferred income taxes	95,178	97,235
Other	22,252	21,446
Total assets	$3,125,056	$2,688,143

LIABILITIES AND EQUITY
Current liabilities:
Lines of credit	$187,461	$215,391
Current portion of long-term debt	72,335	76,420
Accounts payable and accrued liabilities	262,890	316,313
Settlement processing obligations	162,558	216,878
Income taxes payable	18,870	12,283
Total current liabilities	704,114	837,285
Long-term debt	891,134	236,565
Deferred income taxes	170,723	106,644
Other long-term liabilities	72,478	62,306
Total liabilities	1,838,449	1,242,800
Commitments and contingencies
Redeemable noncontrolling interest	—	144,422
Equity:
Preferred stock, no par value; 5,000,000 shares authorized and none issued	—	—
Common stock, no par value; 200,000,000 shares authorized; 75,426,099 and 78,551,297 issued and outstanding at May 31, 2013 and May 31, 2012, respectively	—	—
Paid-in capital	202,396	358,728
Retained earnings	958,751	843,456
Accumulated other comprehensive income (loss)	(15,062)	(30,000)
Total Global Payments shareholders’ equity	1,146,085	1,172,184
Noncontrolling interest	140,522	128,737
Total equity	1,286,607	1,300,921
Total liabilities and equity	$3,125,056	$2,688,143

SCHEDULE 5
CONSOLIDATED STATEMENTS OF CASH FLOWS
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands)

	Year Ended May 31,
	2013	2012
Cash flows from operating activities:
Net income	$238,713	$217,566
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization of property and equipment	55,023	48,403
Amortization of acquired intangibles	56,765	50,696
Share-based compensation expense	18,427	16,391
Provision for operating losses and bad debts	21,659	22,417
Deferred income taxes	33,112	(19,498)
Other, net	(4,878)	(2,775)
Changes in operating assets and liabilities, net of the effects of acquisitions:
Accounts receivable	(5,458)	(16,422)
Claims receivable	(11,858)	(13,519)
Settlement processing assets and obligations, net	(104,007)	(568,335)
Inventory	(1,187)	(2,394)
Prepaid expenses and other assets	(22,978)	3,511
Accounts payable and other accrued liabilities	(39,374)	85,875
Income taxes payable	6,587	4,609
Net cash provided by (used in) operating activities	240,546	(173,475)
Cash flows from investing activities:
Business, intangible and other asset acquisitions, net of cash acquired	(434,016)	(44,274)
Capital expenditures	(98,590)	(109,876)
Net decrease in financing receivables	2,812	2,565
Proceeds from sale of investment and contractual rights	1,227	1,152
Net cash used in investing activities	(528,567)	(150,433)
Cash flows from financing activities:
Net (payments) borrowings on short-term lines of credit	(27,930)	(55,354)
Proceeds from issuance of long-term debt	1,135,327	146,374
Principal payments under long-term debt	(482,349)	(184,235)
Acquisition of redeemable noncontrolling interest	(242,000)	—
Payment of debt issuance cost	(3,987)	—
Proceeds from stock issued under employee stock plans	10,543	11,446
Common stock repurchased - share-based compensation plans	(10,244)	(4,861)
Repurchase of common stock	(175,297)	(99,604)
Tax benefit from employee share-based compensation	1,863	1,441
Distributions to noncontrolling interest	(16,206)	(27,082)
Dividends paid	(6,198)	(6,311)
Net cash provided by (used in) financing activities	183,522	(218,186)
Effect of exchange rate changes on cash	3,694	(30,916)
Decrease in cash and cash equivalents	(100,805)	(573,010)
Cash and cash equivalents, beginning of the period	781,275	1,354,285
Cash and cash equivalents, end of the period	$680,470	$781,275

SCHEDULE 6
RECONCILIATION OF QUARTERLY CASH EARNINGS ATTRIBUTABLE TO GLOBAL PAYMENTS TO GAAP
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands, except per share data)

	Three Months Ended May 31, 2013
	GAAP	Processing System Intrusion	Other[1]	Cash Earnings Adjustments[2]	Cash Earnings
Revenues	$618,352	$—	$—	$—	$618,352
Operating expenses:
Cost of service	229,951	—	(1,197)	(14,674)	214,080
Sales, general and administrative	290,568	—	(5,551)	—	285,017
Processing system intrusion	28,464	(28,464)		—	—
	548,983	(28,464)	(6,748)	(14,674)	499,097
Operating income	69,369	28,464	6,748	14,674	119,255
Other income (expense):
Interest and other income	3,647	—	—	—	3,647
Interest and other expense	(8,065)	—	—	—	(8,065)
	(4,418)	—	—	—	(4,418)
Income before income taxes	64,951	28,464	6,748	14,674	114,837
Provision for income taxes	(18,585)	(8,865)	(1,053)	(4,190)	(32,693)
Net income	46,366	19,599	5,695	10,484	82,144
Less: Net income attributable to noncontrolling interests, net of tax	(5,561)	—	—	(1,481)	(7,042)
Net income attributable to Global Payments	$40,805	$19,599	$5,695	$9,003	$75,102
Diluted shares	76,651				76,651
Diluted earnings per share	$0.53	$0.26	$0.07	$0.12	$0.98

	Three Months Ended May 31, 2012
	GAAP	Processing System Intrusion	Other[1]	Cash Earnings Adjustments[2]	Cash Earnings

Revenues	$597,032	$—	$—	$—	$597,032
Operating expenses:
Cost of service	213,071	—	—	(13,020)	200,051
Sales, general and administrative	289,712	—	(15,322)	—	274,390
Processing System Intrusion	84,438	(84,438)	—	—	—
	587,221	(84,438)	(15,322)	(13,020)	474,441
Operating income	9,811	84,438	15,322	13,020	122,591
Other income (expense):
Interest and other income	2,818			—	2,818
Interest and other expense	(4,185)			—	(4,185)
	(1,367)	—	—	—	(1,367)
Income before income taxes	8,444	84,438	15,322	13,020	121,224
Benefit (provision) for income taxes	3,202	(30,666)	(5,034)	(3,820)	(36,318)
Net income	11,646	53,772	10,288	9,200	84,906
Less: Net income attributable to noncontrolling interests, net of tax	(6,560)	—	—	(1,877)	(8,437)
Net income attributable to Global Payments	$5,086	$53,772	$10,288	$7,323	$76,469
Diluted shares	79,192				79,192
Diluted earnings per share	$0.06	$0.68	$0.13	$0.10	$0.97

1 Represents one-time charges primarily related to employee termination benefits and certain contract settlement and related costs.

2Represents adjustments to cost of service to exclude acquisition intangible amortization expense from net income and the related income tax benefit.

We supplemented our reporting of income and the related earnings per share information determined in accordance with GAAP by reporting income and the related earnings per share for the three months ended May 31, 2013 and 2012 on a "cash earnings" basis in this earnings release as a measure to help evaluate performance. We calculated income and earnings per share on a cash basis by excluding costs related to the processing system intrusion, acquisition intangible amortization and one-time charges related to employee termination benefits and certain contract settlement and related costs. We exclude these charges in order to more clearly focus on the factors we believe are pertinent to the daily management of our operations. Our income and earnings per share reported on a cash earnings basis should be considered in addition to, and not as a substitute for, income and earnings per share determined in accordance with GAAP. Our measures of income and earnings per share on a cash earnings basis reflect management’s judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.

SCHEDULE 7
RECONCILIATION OF YEAR TO DATE CASH EARNINGS ATTRIBUTABLE TO GLOBAL PAYMENTS TO GAAP
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands, except per share data)

	Year Ended May 31, 2013
	GAAP	Processing System Intrusion	Other[1]	Cash Earnings Adjustments[2]	Cash Earnings
Revenues	$2,375,923	—	—	—	$2,375,923
Operating expenses:
Cost of service	862,075	—	(1,358)	(56,765)	803,952
Sales, general and administrative	1,119,860	—	(6,351)	—	1,113,509
Processing system intrusion	36,775	(36,775)	—	—	—
	2,018,710	(36,775)	(7,709)	(56,765)	1,917,461
Operating income	357,213	36,775	7,709	56,765	458,462
Other income (expense):
Interest and other income	10,353	—	—	—	10,353
Interest and other expense	(33,282)	—	8,383	—	(24,899)
	(22,929)	—	8,383	—	(14,546)
Income before income taxes	334,284	36,775	16,092	56,765	443,916
Provision for income taxes	(95,571)	(11,913)	(2,586)	(16,224)	(126,294)
Net income	238,713	24,862	13,506	40,541	317,622
Less: Net income attributable to noncontrolling interests, net of tax	(22,588)	—	(3,594)	(6,024)	(32,206)
Net income attributable to Global Payments	$216,125	$24,862	$9,912	$34,517	$285,416
Diluted shares	78,227				78,227
Diluted earnings per share	$2.76	$0.32	$0.13	$0.44	$3.65

	Year Ended May 31, 2012
	GAAP	Processing System Intrusion	Other[1]	Cash Earnings Adjustments[2]	Cash Earnings
Revenues	$2,203,847	$—	$—	$—	$2,203,847
Operating expenses:
Cost of service	784,756	—	—	(50,696)	734,060
Sales, general and administrative	1,027,304	—	(15,322)	—	1,011,982
Processing system intrusion	84,438	(84,438)	—	—	—
	1,896,498	(84,438)	(15,322)	(50,696)	1,746,042
Operating income	307,349	84,438	15,322	50,696	457,805
Other income (expense):
Interest and other income	9,946	—	—	—	9,946
Interest and other expense	(16,848)	—	—	—	(16,848)
	(6,902)			—	(6,902)
Income before income taxes	300,447	84,438	15,322	50,696	450,903
Provision for income taxes	(82,881)	(30,640)	(5,034)	(14,900)	(133,455)
Net income	217,566	53,798	10,288	35,796	317,448
Less: Net income attributable to noncontrolling interests, net of tax	(29,405)	—	—	(7,788)	(37,193)
Net income attributable to Global Payments	$188,161	53,798	10,288	$28,008	$280,255
Diluted shares	79,431				79,431
Diluted earnings per share	$2.37	$0.68	$0.13	$0.35	$3.53

1 Represents one-time charges primarily related to employee termination benefits and certain contract settlement and related costs.

2 Represents adjustments to cost of service to exclude acquisition intangible amortization expense from net income and the related income tax benefit.

We supplemented our reporting of income and the related earnings per share information determined in accordance with GAAP by reporting income and the related earnings per share for the three months ended May 31, 2013 and 2012 on a "cash earnings" basis in this earnings release as a measure to help evaluate performance. We calculated income and earnings per share on a cash basis by excluding costs related to the processing system intrusion, acquisition intangible amortization and one-time charges related to employee termination benefits and certain contract settlement and related costs. We exclude these charges in order to more clearly focus on the factors we believe are pertinent to the daily management of our operations. Our income and earnings per share reported on a cash earnings basis should be considered in addition to, and not as a substitute for, income and earnings per share determined in accordance with GAAP. Our measures of income and earnings per share on a cash earnings basis reflect management’s judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.

SCHEDULE 8
RECONCILIATION OF CASH EARNINGS SEGMENT INFORMATION TO GAAP
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands, except per share data)

	Three Months Ended May 31,
	2013					2012
	GAAP	Processing System Intrusion	Other[1]	Cash Earnings Adjustments[2]	Cash Earnings	GAAP	Processing System Intrusion	Other[1]	Cash Earnings Adjustments[2]	Cash Earnings

Revenues:
United States	$372,425	$—	$—	$—	$372,425	$351,872	$—	$—	$—	$351,872
Canada	77,115	—	—	—	77,115	79,015	—	—	—	79,015
North America merchant services	449,540	—	—	—	449,540	430,887	—	—	—	430,887

Europe	132,217	—	—	—	132,217	128,521	—	—	—	128,521
Asia-Pacific	36,595	—	—	—	36,595	37,624	—	—	—	37,624
International merchant services	168,812	—	—	—	168,812	166,145	—	—	—	166,145

Total revenues	$618,352	$—	$—	$—	$618,352	$597,032	$—	$—	$—	$597,032

Operating income:
North America merchant services	$69,101	$—	$4,688	$6,440	$80,229	$76,412	$—	$1,538	$3,244	$81,194
International merchant services	48,295	53	878	8,234	57,460	48,074	—	3,814	9,776	61,664
Corporate	(48,027)	28,411	1,182	—	(18,434)	(114,675)	84,438	9,970	—	(20,267)
Operating income	$69,369	$28,464	$6,748	$14,674	$119,255	$9,811	$84,438	$15,322	$13,020	$122,591

	Year Ended May 31,
	2013					2012
	GAAP	Processing System Intrusion	Other[1]	Cash Earnings Adjustments[2]	Cash Earnings	GAAP	Processing System Intrusion	Other[1]	Cash Earnings Adjustments[2]	Cash Earnings

Revenues:
United States	$1,394,675	$—	$—	$—	$1,394,675	$1,234,818	$—		$—	$1,234,818
Canada	311,000	—	—	—	311,000	332,434	—		—	332,434
North America merchant services	1,705,675	—	—	—	1,705,675	1,567,252	—	—	—	1,567,252

Europe	522,593	—	—	—	522,593	489,300	—	—	—	489,300
Asia-Pacific	147,655	—	—	—	147,655	147,295	—	—	—	147,295
International merchant services	670,248	—	—	—	670,248	636,595	—	—	—	636,595

Total revenues	$2,375,923	$—	$—	$—	$2,375,923	$2,203,847	$—	$—	$—	$2,203,847

Operating income:
North America merchant services	$258,910	$—	$5,593	$23,659	$288,162	$281,305	$—	$1,538	$12,160	$295,003
International merchant services	211,242	53	878	33,106	245,279	196,137	—	3,814	38,536	238,487
Corporate	(112,939)	36,722	1,238	—	(74,979)	(170,093)	84,438	9,970	—	(75,685)
Operating income	$357,213	$36,775	$7,709	$56,765	$458,462	$307,349	$84,438	$15,322	$50,696	$457,805

1 Represents one-time charges primarily related to employee termination benefits and certain contract settlement and related costs.

2 Represents acquisition intangible amortization expense.

SCHEDULE 9
OUTLOOK SUMMARY
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In millions, except per share data)

	Fiscal 2013 Actual	Fiscal 2014 Outlook	% Change FY13

Revenue Outlook
Total Revenues	$2,376	$2,510 to $2,560	6% to 8%

EPS Outlook
Cash EPS	$3.65	$3.93 to $4.00	8% to 10%
Acquisition-related intangible assets, non-recurring items and processing system intrusion[1]	(0.89)	$(0.58)	35%
GAAP Diluted EPS	$2.76	$3.35 to $3.42	21% to 24%

We supplemented our reporting of income and the related earnings per share information determined in accordance with GAAP by reporting income and the related earnings per share on a "cash earnings" basis in this earnings release as a measure to help evaluate performance. We calculated income and earnings per share on a cash basis by excluding costs related to the processing system intrusion, acquisition intangible amortization and one-time charges related to employee termination benefits and certain contract settlement and related costs. We exclude these charges in order to more clearly focus on the factors we believe are pertinent to the daily management of our operations. Our income and earnings per share reported on a cash earnings basis should be considered in addition to, and not as a substitute for, income and earnings per share determined in accordance with GAAP. Our measures of income and earnings per share on a cash earnings basis reflect management’s judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.
1 Fiscal 2014 reflects $0.48 of acquisition-related intangibles and $0.10 of non-recurring items and processing system intrusion costs. Acquisition-related intangibles accounted and non-recurring items accounted for $0.57 in fiscal 2013 and processing intrusion cots were $0.32.